Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 10,875	$ 10,372
Value-added and excise taxes	4,605	4,483
Other taxes	685	727
Material tax net	$ 16,165	$ 15,582